SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : November 26, 2004

     ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated October 1, 2004, providing for the issuance of First Franklin Mortgage Loan Trust 2004-FF10, Asset-Backed Certificates, Series 2004-FF10).


                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  333-108551-12                75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of First Franklin Mortgage Loan Trust 2004-FF10, Asset-Backed Certificates, Series 2004-FF10 pursuant to the terms of the Pooling and Servicing Agreement, dated October 1, 2004 among Asset Backed Funding Corporation, as depositor, Countrywide Home Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

  On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 26, 2004 as Exhibit 99.1.

First Franklin  Mortgage  Loan  Trust  2004-FF10
Asset-Backed  Certificates,  Series 2004-FF10
-------------------------------------------------------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein


Date:  December 6, 2004       By: /s/  Mark McDermott
                               ------------------------------------
                                Mark McDermott
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         November 26, 2004

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  November 26, 2004



                  ABFC Asset-Backed Certificates, Series 2004-FF10
                          STATEMENT TO CERTIFICATEHOLDERS
                                  November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                 ENDING
                    FACE         PRINCIPAL                                                     REALIZED     DEFERRED    PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL        INTEREST          TOTAL        LOSSES       INTEREST      BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1          378,010,000.00      378,010,000.00   8,019,927.13      786,260.80     8,806,187.93    0.00     0.00      369,990,072.87
A2          714,399,000.00      714,399,000.00           0.00    1,650,261.69     1,650,261.69    0.00     0.00      714,399,000.00
A3          149,033,000.00      149,033,000.00           0.00      365,130.85       365,130.85    0.00     0.00      149,033,000.00
M1           77,415,000.00       77,415,000.00           0.00      213,665.40       213,665.40    0.00     0.00       77,415,000.00
M2           32,083,000.00       32,083,000.00           0.00      111,007.18       111,007.18    0.00     0.00       32,083,000.00
M3           13,251,000.00       13,251,000.00           0.00       47,836.11        47,836.11    0.00     0.00       13,251,000.00
M4            6,974,000.00        6,974,000.00           0.00       29,709.24        29,709.24    0.00     0.00        6,974,000.00
M5            6,974,000.00        6,974,000.00           0.00       37,729.34        37,729.34    0.00     0.00        6,974,000.00
M7F           2,000,000.00        2,000,000.00           0.00        9,166.67         9,166.67    0.00     0.00        2,000,000.00
M6            6,974,000.00        6,974,000.00           0.00       37,729.34        37,729.34    0.00     0.00        6,974,000.00
M7A           2,883,000.00        2,883,000.00           0.00       15,597.03        15,597.03    0.00     0.00        2,883,000.00
CE                    0.00                0.00           0.00    3,738,574.40     3,738,574.40    0.00     0.00                0.00
P                     0.00                0.00           0.00            0.00             0.00    0.00     0.00                0.00
R                     0.00                0.00           0.00            0.00             0.00    0.00     0.00                0.00
TOTALS    1,389,996,000.00    1,389,996,000.00   8,019,927.13    7,042,668.05    15,062,595.18    0.00     0.00    1,381,976,072.87
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                      ENDING                       PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL        PRINCIPAL         CLASS        RATE
-------------------------------------------------------------------------------------------------  -------------------------------
A1      32027NMF5    1,000.00000000  21.21617716      2.08000000     23.29617716    978.78382284     A1         2.080000 %
A2      32027NMG3    1,000.00000000   0.00000000      2.31000000      2.31000000  1,000.00000000     A2         2.310000 %
A3      32027NMH1    1,000.00000000   0.00000000      2.45000000      2.45000000  1,000.00000000     A3         2.450000 %
M1      32027NMJ7    1,000.00000000   0.00000000      2.76000000      2.76000000  1,000.00000000     M1         2.760000 %
M2      32027NMK4    1,000.00000000   0.00000000      3.46000000      3.46000000  1,000.00000000     M2         3.460000 %
M3      32027NML2    1,000.00000000   0.00000000      3.61000000      3.61000000  1,000.00000000     M3         3.610000 %
M4      32027NMM0    1,000.00000000   0.00000000      4.26000000      4.26000000  1,000.00000000     M4         4.260000 %
M5      32027NMN8    1,000.00000000   0.00000000      5.41000000      5.41000000  1,000.00000000     M5         5.410000 %
M7F     32027NMR9    1,000.00000000   0.00000000      4.58333500      4.58333500  1,000.00000000     M7F        5.500000 %
M6      32027NMP3    1,000.00000000   0.00000000      5.41000000      5.41000000  1,000.00000000     M6         5.410000 %
M7A     32027NMQ1    1,000.00000000   0.00000000      5.41000000      5.41000000  1,000.00000000     M7A        5.410000 %
TOTALS               1,000.00000000   5.76974835      5.06668224     10.83643059    994.23025165
-------------------------------------------------------------------------------------------------  -------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
                     ---------------------------------------



Sec. 4.06(iii) O/C Amount                                                                        4,882,770.49
Sec. 4.06(iii) Targeted O/C Amount                                                               4,882,075.70
Sec. 4.06(iii) O/C Deficiency Amount                                                                     0.00
Sec. 4.06(iii) O/C Release Amount                                                                        0.00
Sec. 4.06(iii) Monthly Excess Interest                                                           3,738,574.40
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                   3,738,574.40
Sec. 4.06(iii) Extra Principal Distribution Amount                                                       0.00

Sec. 4.06(iv) Servicing Compensation                                                               581,198.91

Sec. 4.06(v) Current Advances                                                                            0.00

Sec. 4.06(vi) Total Ending Collateral Balance                                                1,386,858,843.36

Sec. 4.06(vii) Total Beginning Number of Loans                                                       6,911.00

Sec. 4.06(vii) Total Ending Number of Loans                                                          6,886.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                     6.05875 %

Sec. 4.06(vii)Weighted Average Term to Maturity                                                        356.00

Sec. 4.06(viii)Loans Delinquent
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        72            12,659,314.82                  0.91 %
                                                2 Month                         3               287,120.00                  0.02 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                         75            12,946,434.82                  0.93 %
                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        72            12,659,314.82                  0.91 %
                                                2 Month                         3               287,120.00                  0.02 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                         75            12,946,434.82                  0.93 %

                                                Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



Sec. 4.06(viii)Loans in Foreclosures
                                                                     Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                     Loans in Bankruptcy

                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Sec. 4.06(ix)Loans in REO
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Sec. 4.06(x) REO Book Value

Sec. 4.06(xi) Principal Prepayments                                                                        7,533,255.18
                Group 1

Sec. 4.06(xii) Realized Losses
Current Realized Losses                                                                                            0.00

                Cumulative Realized Losses Incurred

Subsequent Recoveries                                                                                              0.00

Class M1 Unpaid Realized Loss Amount                                                                               0.00
Sec. 4.06(xiii) Certificates Realized Losses                                                                       0.00

Class M1 Applied Realized Loss Amount                                                                              0.00

Class M2 Unpaid Realized Loss Amount                                                                               0.00
Class M2 Applied Realized Loss Amount                                                                              0.00

Class M3 Unpaid Realized Loss Amount                                                                               0.00
Class M3 Applied Realized Loss Amount                                                                              0.00

Class M4 Unpaid Realized Loss Amount                                                                               0.00
Class M4 Applied Realized Loss Amount                                                                              0.00

Class M5 Unpaid Realized Loss Amount                                                                               0.00
Class M5 Applied Realized Loss Amount                                                                              0.00

Class M6 Unpaid Realized Loss Amount                                                                               0.00
Class M6 Applied Realized Loss Amount                                                                              0.00

Class M7A Unpaid Realized Loss Amount                                                                              0.00
Class M7A Applied Realized Loss Amount                                                                             0.00

Class M7F Unpaid Realized Loss Amount                                                                              0.00
Class M7F Applied Realized Loss Amount                                                                             0.00

Sec. 4.06(xvi)Cap Carryover Amount - Class A1                                                                      0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class A1                                                               0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class A2                                                                      0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class A2                                                               0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class A3                                                                      0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class A3                                                               0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class M1                                                                      0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class M1                                                               0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class M2                                                                      0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class M2                                                               0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class M3                                                                      0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class M3                                                               0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class M4                                                                      0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class M4                                                               0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class M5                                                                      0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class M5                                                               0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class M6                                                                      0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class M6                                                               0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class M7A                                                                     0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class M7A                                                              0.00
Sec. 4.06(xvi)Cap Carryover Amount - Class M7F                                                                     0.00
Sec. 4.06(xvi)Unpaid Cap Carryover Amount - Class M7F                                                              0.00

Sec. 4.06(xv) Net Prepayment Interest Shortfalls                                                                   0.00

Sec. 4.06(xvi) Cap Carryover Payments From Excess Cash Flow                                                        0.00
A1 Cap Amount Paid                                                                                                 0.00
A2 Cap Amount Paid                                                                                                 0.00
A2 Cap Amount Paid                                                                                                 0.00
M1 Cap Amount Paid                                                                                                 0.00
M2 Cap Amount Paid                                                                                                 0.00
M3 Cap Amount Paid                                                                                                 0.00
M4 Cap Amount Paid                                                                                                 0.00
M5 Cap Amount Paid                                                                                                 0.00
M6 Cap Amount Paid                                                                                                 0.00
M7 Cap Amount Paid                                                                                                 0.00


Sec. 4.06(xvi) Cap Carryover Payments From Reserve Account                                                         0.00
A1 Cap Amount Paid                                                                                                 0.00
A2 Cap Amount Paid                                                                                                 0.00
A3 Cap Amount Paid                                                                                                 0.00
M1 Cap Amount Paid                                                                                                 0.00
M2 Cap Amount Paid                                                                                                 0.00
M3 Cap Amount Paid                                                                                                 0.00
M4 Cap Amount Paid                                                                                                 0.00
M5 Cap Amount Paid                                                                                                 0.00
M6 Cap Amount Paid                                                                                                 0.00
M7a Cap Amount Paid                                                                                                0.00
Sec. 4.06(xvii) O/C Deficiency Amount                                                                              0.00

Sec. 4.06(xviii) Has the Trigger Event Occured                                                                       NO

Sec. 4.06(xviii) Cummulative Realized Losses as a Percentage of Original Loan Group Balance

Sec. 4.06(xix) Available Funds                                                                            15,368,910.41

Sec 4.06(xxii) Repurchased Principal                                                                               0.00

Sec. 4.06(xxiv) PMI Fee paid                                                                                 288,879.25

Sec. 4.06(xxv) Credit Risk Manager Fee Paid                                                                   17,435.98

Prepayment Premiums Received                                                                                       0.00

Sec. 4.06(xxvii) DA Reserve Account
                DA Dividends Deposited                                                                                0
                DA Dividends Forfeited to Distribution Account                                                        0

Sec. 4.06(xxviii) Subsequent Recoveries                                                                            0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
